UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported)  June 15, 2007

STANFORD MANAGEMENT LTD.

Delaware	333-108218	98-0413066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employee Identification No.)

420 - 625 Howe Street, Vancouver, B.C., Canada, V6C 2T6
(Address of principal executive office)

Registrant’s telephone number, including area code  604-719-8129

N/A
(Former name or former address, if changed since last report)

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 5, 2007, the Company sold under its effective Form SB-2 registration statement 250,000 common shares at a price of $0.20 per share for a total consideration of $50,000. This was the minimum required under the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            June 15 2007    STANDFORD MANAGEMENT LTD.
                    (Registrant)

          GLEN MACDONALD
                   (Signature)
                       Glen Macdonald
                Chief Executive Officer, President and
                    Director